UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

May 14, 2026
Date of Report (Date of earliest event reported)

Southside Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Texas	001-42396	75-1848732
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 S. Beckham Avenue,	Tyler,	TX	75701
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code: (903) 531-7111

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.25 par value	SBSI	New York Stock Exchange
NYSE Texas

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 14, 2026, Southside Bancshares, Inc. (the “Company”) held its 2026 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company's shareholders approved an amendment to the Company’s Restated Certificate of Formation (the “Charter Amendment”) to authorize the issuance of up to 8,000,000 shares of flexible preferred stock. A detailed description of the Charter Amendment was set forth in Proposal Three in the Company’s 2026 Proxy Statement, filed with the Securities and Exchange Commission on March 25, 2026, which description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Charter Amendment filed herewith as Exhibit 3.1. The Charter Amendment became effective upon its filing with the Secretary of State of the State of Texas on May 19, 2026.

Item 5.07. Submission of Matters to a Vote of Security Holders.

A total of 26,767,647 shares of the Company's common stock were represented in person or by proxy at the Annual Meeting, or 89.99%, of the 29,743,585 shares outstanding as of the record date, March 16, 2026. The Company's shareholders voted on four proposals at the Annual Meeting, as set forth below.

Proposal 1 - Election of Directors
Shareholders approved the election of four directors to serve for three-year terms expiring at the 2029 Annual Meeting of Shareholders, one director to serve for a two-year term expiring at the 2028 Annual Meeting of Shareholders and one director to serve for a one-year term expiring at the 2027 Annual Meeting of Shareholders. Final results were as follows:
Term Expiring at the 2029 Annual Meeting:	For	Withheld	Broker Non-Votes
Lawrence L. Anderson, M.D.	23,379,541	629,316	2,758,790
Keith M. Donahoe	23,483,743	525,114	2,758,790
H. J. Shands, III	23,040,796	968,061	2,758,790
Preston L. Smith	22,770,922	1,237,935	2,758,790
Term Expiring at the 2028 Annual Meeting:
Jeb W. Jones	23,536,608	472,249	2,758,790
Term Expiring at the 2027 Annual Meeting:
Raymond C. McKinney, CPA	23,508,922	499,935	2,758,790

Proposal 2 - Say-on-Pay Vote
Shareholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers, as described in the Company's proxy statement. Final results were as follows:
For	Against	Abstain	Broker Non-Votes
22,322,893	1,546,713	139,251	2,758,790

Proposal 3 - Approval of Amendment to the Company's Restated Certificate of Formation
Shareholders approved an amendment to the Company's Restated Certificate of Formation to authorize the issuance of up to 8,000,000 shares of flexible preferred stock, as described in the Company's 2026 Proxy Statement. Final results were as follows:
For	Against	Abstain	Broker Non-Votes
21,818,160	2,013,911	176,786	2,758,790

Proposal 4 - Ratification of Appointment of Independent Registered Certified Public Accounting Firm
Shareholders ratified the appointment by the Company's Audit Committee of Ernst & Young LLP to serve as the Company's independent registered certified public accounting firm for the year ending December 31, 2026. Final results were as follows:
For	Against	Abstain	Broker Non-Votes
26,404,321	206,509	156,817	N/A

Item 9.01. Financial Statements and Exhibits.

(D)Exhibits.  The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

3.1	First Amendment to Restated Certificate of Formation of Southside Bancshares, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: May 20, 2026	By:	/s/ JULIE N. SHAMBURGER
Julie N. Shamburger, CPA
Chief Financial Officer
(Principal Financial Officer)